As filed with the Securities and Exchange Commission on December 9, 2005

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7919
BREMER INVESTMENT FUNDS, INC.
(Exact name of registrant as specified in charter)
445 Minnesota Street, Suite 2000, St. Paul, MN 55101
(Address of principal executive offices)    (Zip code)
Joel W. Reimers, President, 445 Minnesota Street, Suite 2000, St. Paul, MN 55101
(Name and address of agent for service)
(651) 312-3668
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2005
Date of reporting period: September 30, 2005

Item 1. Report to Stockholders.

ANNUAL REPORT

BREMER INVESTMENT FUNDS, INC.

Bremer Growth Stock Fund
Bremer Bond Fund
September 30, 2005

NOTICE TO INVESTORS
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any agency. An investment in the Funds involves investment risk, including possible loss of principal, due to fluctuation in each Fund’s net asset value.
This report is not authorized unless accompanied or preceded by a prospectus for Bremer Investment Funds, Inc. The Bremer Funds are distributed by Rafferty Capital Markets, LLC. The Funds’ Statement of Additional Information contains additional information about the Funds’ directors and is available without charge upon request by calling 1-800-595-5552.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-595-5552, and on the SEC’s web site at www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2005 are available without charge, upon request, by calling 1-800-595-5552, and on the SEC’s web site at www.sec.gov.

BREMER INVESTMENT FUNDS, INC.
November 9, 2005
Dear Shareholder:
This annual report includes detailed information regarding the Bremer Growth Stock Fund and the Bremer Bond Fund, such as performance, expense examples, the funds financial statements and specific holdings for the fiscal year ended September 30, 2005.
For that 12 month period ending September 30, 2005, the U.S. economy averaged solid growth of around 3.6% as reflected in GDP. Rising oil prices ranged upward from $40 to $70 for West Texas Crude and the Federal Reserve increased interest rates ten times since 2004 in 25 basis increments in order to stem inflationary pressures from the oil price spike as well as other commodity price increases. Corporations, as measured by those in the Standard and Poor’s 500 Stock Index*, continued the trend from 2004 of generating surprisingly strong earnings in each of the four quarters. However, the figures for the 2005 year could not sustain the plus 20% level for the 2004 fiscal year, but should be above average at about 16% versus initial estimates of 8% to 10% set in late 2004.
Large capitalization stocks, which are representative of the S&P 500 Index and the focus of the Bremer Stock Fund, had challenging performances over the past fiscal year in the face of the above mentioned issues and the problems related to the Middle East. The Stock Fund returned 7.12% in the fiscal first quarter versus 9.23% for the S&P 500 Index as the US Presidential election appeared to bolster equity investors late in 2004. However, that strong performance was not sustainable over the next three quarters. The Stock Fund only picked up another 99 basis points to return 8.11 % for the fiscal year while the S&P 500 Index performance was up 302 basis points and 12.25% respectively, for those periods. Investment holdings in the energy and utilities sectors were keys to good performance last fiscal year. The fund had average exposure to the energy area but did not hold any utilities in that period. A number of healthcare and drug retailer holdings also aided fund performance, but overall under performing stock holdings outweighed over performing ones so the funds return lagged.
The performance data quoted for both funds represents past performance. Past performance does not guarantee future results. The investment return and principal value of these investments will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To access performance data current to the most recent month-end, please dial 1-800 595-5552.
The difficult performance of the large cap stocks overall last fiscal year makes investment in that sector more appealing. Furthermore, the growth portion of that sector offers more compelling value on a price to earnings basis and other historical financial measures than do the large capitalization value stocks.
Looking ahead our expectations of a moderating economic and earnings growth environment could put a better valuation on large cap growth stocks. Their diversified business bases, which often include international exposure, could support earning growth above historical market levels. Further, strong balance sheets and high cash positions offer opportunity for dividend growth as well as share buy backs that would enhance shareholders value and large cap growth stock returns in coming quarters.
The Bremer Bond Fund returned + 1.71% for the year ended September 30, 2005, while the Lehman Brothers Intermediate Aggregate Bond Index** returned 2.20%. The primary driver for under performance was the unusual behavior of the yield curve over the past year, a scenario that Federal Reserve chairman, Alan Greenspan called a “conundrum”, or difficult puzzle. While short-term interest

BREMER INVESTMENT FUNDS, INC.
rates rose during the past year, long-term rates fell. While it is not uncommon for long-term rates to rise less than short rates during a Fed tightening cycle, it is very unusual for the long bond yield to actually decline.
As a result of the flattened yield curve, the yield difference between ten-year and two-year Treasury notes is below its historical average. Longer-term bonds have greater interest rate risk than short-term bonds. Since the Fed has signaled additional interest rate increases at a “measured pace”, Bremer concludes that taxable bond investors are not being compensated for the increased interest rate risk of longer-term bonds. Hence we have maintained portfolio duration shorter than our benchmark. This strategy detracted from relative performance over the past twelve months, as the yield curve flattened as described above. However, in the recent few months, the curve has not flattened further; suggesting long-term bonds may be less attractive during the remainder of this tightening cycle.
Strategies contributing to performance include our holdings in premium corporate bonds, as their coupons soften the blow of rising rates. Recent purchases of callable AAA-rated agency securities offer additional yield in exchange for call risk. In a rising rate environment, the calls are unlikely to be exercised. We remain comfortable with the positioning of the portfolio, but continue to look for better opportunities in the marketplace.
The long-term prospects for the U.S. economy and our bond and stock markets still look good, in our opinion. If you have any questions about your own long-term investment plan, please talk with your financial advisor. Thank you for your business and the opportunity to be of service to you.
Sincerely,
Joel W. Reimers
President
Bremer Investment Funds, Inc.
*The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The index cannot be invested in directly.
** The Lehman Brothers Intermediate Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
The index is unmanaged and cannot be invested in directly. The duration of the index as of September 30, 2005 was 3.56 years.
An investor should consider the investment objectives, risks, charges and expenses of the Bremer Growth Stock Fund and the Bremer Bond Fund carefully before investing. The prospectus contains this and other information about the Funds. A prospectus can be obtained by calling 800-595-5552 or you may request one by mail by sending your request to Bremer Investment Funds c/o U S. Bancorp Funds Services, P. O. Box 701, Milwaukee, WI 53201-0701. Please read the prospectus carefully before making your investment decision.

BREMER INVESTMENT FUNDS, INC.
Growth Stock Fund- Value of $10,000 vs. S&P 500
September 30, 2005
This chart assumes an initial gross investment of $10,000 made on 1/27/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Since Inception* to
	September 30, 2005	September 30, 2005	September 30, 2005
Bremer Growth Stock Fund	8.11%	-4.35%	4.88%

S&P500**	12.25%	-1.49%	7.27%

*	January 27, 1997.

**	The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The index cannot be invested in directly.

BREMER INVESTMENT FUNDS, INC.
Bond Fund — Value of $10,000 vs. Lehman Brothers Intermediate Aggregate Bond Index
September 30, 2005
This chart assumes an initial gross investment of $10,000 made on 1/27/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

	Average Annual Rate of Return(%)
	One Year Ended	Five Years Ended	Since Inception* to
	September 30, 2005	September 30, 2005	September 30, 2005
Bremer Bond Fund	1.71%	5.23%	5.17%
LB Int. Govt./Credit**	2.58%	6.89%	6.81%
LB Int. Agg.***	2.20%	6.18%	6.32%

*	January 27. 1997.

**	The Lehman Brothers Intermediate Government/Credit Bond Index (LB Int. Govt./Credit) is an unmanaged, value-weighted index comprised of all fixed-rate debt issues rated investment grade (Baa3) or higher by Moody’s Investor Service, Standard & Poor’s and/or Fitch Investor Service. All issues have maturities between one and ten years and an outstanding par value of at least $150 million. The index cannot be invested in directly. The duration of the index as of September 30, 2005 was 3.57 years.

***	The Lehman Brothers Intermediate Aggregate Bond Index (LB Int Agg.) represents securities that are U.S. domestic, taxable and dollar denominated. The index is covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index is unmanaged and cannot be invested in directly. The duration of the index as of September 30, 2005 was 3.56 years.

BREMER INVESTMENT FUNDS, INC.
EXPENSE EXAMPLES
September 30, 2005 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 – September 30, 2005).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Bremer Growth Stock Fund (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/05	9/30/05	4/1/05 – 9/30/05*
Actual	$1,000.00	$1,034.10	$5.20

Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.16

*	Expenses are equal to the Growth Stock Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365.

BREMER INVESTMENT FUNDS, INC.
EXPENSE EXAMPLES (continued)
September 30, 2005
Bremer Bond Fund (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/05	9/30/05	4/1/05 – 9/30/05**
Actual	$1,000.00	$1,015.90	$5.00

Hypothetical (5% return before expenses)	1,000.00	1,020.10	5.01

**	Expenses are equal to the Bond Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365.

BREMER INVESTMENT FUNDS, INC.
ALLOCATION OF PORTFOLIO NET ASSETS
September 30, 2005

BREMER INVESTMENT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2005

	Growth	Bond
	Stock Fund	Fund
ASSETS:
Investments, at market value (Cost of $51,267,178 and $86,782,395, respectively)	$69,410,287	$86,516,781
Receivable for Fund shares sold	37,886	3,845
Cash	—	905,648
Dividends receivable	45,475	—
Interest receivable	2,255	631,619
Other assets	3,295	2,116

Total assets	69,499,198	88,060,009

LIABILITIES:
Payable for Fund shares redeemed	1,250	57,462
Accrued expenses and other liabilities	55,388	63,947
Payable to Investment Adviser	39,970	50,578
Payable for Investments purchased	—	495,486
Payable to Custodian	405	—
Dividends payable	—	263,781

Total liabilities	97,013	931,254

Total Net Assets	$69,402,185	$87,128,755

NET ASSETS CONSIST OF:
Capital stock	$55,288,390	$87,999,820
Net unrealized appreciation (depreciation) on investments	18,143,109	(265,614)
Undistributed net investment income	210,517	2,823
Undistributed net realized (loss) on investments	(4,239,831)	(608,274)

Total Net Assets	$69,402,185	$87,128,755

Shares outstanding
(100 million shares authorized for each Fund, $0.0001 par value)	4,868,912	8,725,197

Net Asset Value, Redemption Price and Offering Price Per Share	$14.25	$9.99

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
STATEMENTS OF OPERATIONS
For the year ended September 30, 2005

	Growth	Bond
	Stock Fund	Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $3,250 and $0, respectively)	$1,092,889	$—
Interest income	35,320	4,355,363

Total investment income	1,128,209	4,355,363

EXPENSES:
Investment advisory fees	462,342	673,353
Shareholder servicing fees	26,693	30,518
Fund accounting fees	31,880	52,719
Audit fees	17,909	22,875
Legal fees	35,244	39,198
Administration fees	50,634	72,135
Distribution fees	9,187	13,695
Reports to shareholders	14,523	6,122
Custody fees	12,420	22,989
Directors’ fees and expenses	8,544	8,542
Federal and state registration	1,493	3,183
Other	2.907	3,906

Total expenses	673,776	949,235

NET INVESTMENT INCOME	454,433	3,406,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,525,757	(412,168)
Change in unrealized appreciation(depreciation) on investments	1,976,263	(1,399,787)

Net realized and unrealized gain (loss) on investments	4,502,020	(1,811,955)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,956,453	$1,594,173

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Growth Stock Fund
	Year Ended	Year Ended
	September 30, 2005	September 30, 2004
OPERATIONS:
Net investment income	$454,433	$137,011
Net realized gain on investments	2,525,757	2,205,639
Change in unrealized appreciation on investments	1,976,263	3,186,376

Net increase in net assets resulting from operations	4,956,453	5,529,026

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(334,231)	(112,891)

Total dividends and distributions	(334,231)	(112,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from Fund shares sold	14,679,633	12,353,362
Proceeds from Fund shares issued to shareholders in reinvestment of dividends	20,252	9,852
Cost of Fund shares redeemed	(8,286,469)	(13,106,945)

Net increase (decrease) in net assets resulting from capital share transactions	6,413,416	(743,731)

TOTAL INCREASE IN NET ASSETS	11,035,638	4,672,404

NET ASSETS:
Beginning of year	58,366,547	53,694,143

End of year (including undistributed net investment income of $210,517 and $89,986 respectively)	$69,402,185	$58,366,547

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Bond Fund
	Year Ended	Year Ended
	September 30, 2005	September 30, 2004
OPERATIONS:
Net investment income	$3,406,128	$3,741,550
Net realized (loss) gain on investments	(412,168)	278,501
Change in unrealized depreciation on investments	(1,399,787)	(1,757,259)

Net increase in net assets resulting from operations	1,594,173	2,262,792

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,601,888)	(4,010,208)
Net realized gains	(10,465)	(535,069)

Total dividends and distributions	(3,612,353)	(4,545,277)

CAPITAL SHARE TRANSACTIONS:
Proceeds from Fund shares sold	12,758,213	27,363,445
Proceeds from Fund shares issued to shareholders in reinvestment of dividends	45,350	94,767
Cost of Fund shares redeemed	(30,424,961)	(23,063,551)

Net (decrease) increase in net assets resulting from capital share transactions	(17,621,398)	4,394,661

TOTAL (DECREASE) INCREASE IN NET ASSETS	(19,639,578)	2,112,176

NET ASSETS:
Beginning of period	106,768,333	104,656,157

End of period (including undistributed net investment income of $2,823 and $1,864, respectively)	$87,128,755	$106,768,333

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS

	Growth Stock Fund
	Year Ended September 30,
	2005	2004	2003	2002	2001
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR	$13.25	$12.03	$9.75	$12.67	$18.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.03	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.98	1.22	2.27	(2.92)	(5.30)

Total from investment operations	1.07	1.25	2.29	(2.91)	(5.29)

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(0.07)	(0.03)	(0.01)	(0.01)	—
Distributions from net realized gains	—	—	—	—	(0.17)

Total dividends and distributions	(0.07)	(0.03)	(0.01)	(0.01)	(0.17)

NET ASSET VALUE, END OF YEAR	$14.25	$13.25	$12.03	$9.75	$12.67

TOTAL RETURN	8.11%	10.36%	23.45%	(23.01%)	(29.39%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year	$69,402,185	$58,366,547	$53,694,143	$52,332,008	$76,386,700
Ratio of net expenses to average net assets	1.02%	1.00%	1.03%	0.94%	0.94%
Ratio of net investment income to average net assets	0.69%	0.23%	0.15%	0.02%	0.06%
Portfolio turnover rate	11%	11%	6%	21%	11%
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS

	Bond Fund
	Year Ended September 30,
	2005	2004	2003	2002	2001
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR	$10.20	$10.42	$10.53	$10.37	$9.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.45	0.45	0.48	0.57
Net realized and unrealized (loss) gain on investments	(0.21)	(0.17)	(0.11)	0.16	0.60

Total from investment operations	0.17	0.28	0.34	0.64	1.17

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(0.38)	(0.45)	(0.45)	(0.48)	(0.57)
Distributions from net realized gains	— #	(0.05)	—	—	—

Total dividends and distributions	(0.38)	(0.50)	(0.45)	(0.48)	(0.57)

NET ASSET VALUE, END OF YEAR	$9.99	$10.20	$10.42	$10.53	$10.37

TOTAL RETURN	1.71%	2.27%	3.33%	6.87%	12.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year	$87,128,755	$106,768,333	$104,656,157	$106,081,482	$103,265,802
Ratio of net expenses to average net assets	0.99%	0.93%	0.93%	0.92%	0.93%
Ratio of net investment income to average net assets	3.54%	3.59%	4.03%	5.15%	5.73%
Portfolio turnover rate	20%	29%	73%	32%	28%

#	Amount is less than $0.01 per share.
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005
Growth Stock Fund

Shares		Value
	COMMON STOCKS — 98.2%

	AIR FREIGHT & LOGISTICS — 1.5%
15,000	United Parcel Service, Inc. — Class B	$1,036,950

	BANKING & FINANCIAL SERVICES — 10.9%
20,000	American Express Company	1,148,800
38,000	Citigroup, Inc.	1,729,760
30,000	J.P. Morgan Chase & Co.	1,017,900
35,000	Mellon Financial Corporation	1,118,950
13,500	Merrill Lynch & Co., Inc.	828,225
30,000	U.S. Bancorp	842,400
15,000	Wells Fargo & Company	878,550

		7,564,585

	BUSINESS SERVICES — 3.0%
35,000	Accenture Ltd. — Class A *[f]	891,100
30,000	First Data Corporation	1,200,000

		2,091,100

	CAPITAL GOODS — 10.5%
15,000	3M Co.	1,100,400
26,000	Dover Corporation	1,060,540
15,000	Emerson Electric Co.	1,077,000
70,000	General Electric Company	2,356,900
20,000	Ingersoll-Rand Company Ltd. — Class Af	764,600
15,000	W.W. Grainger, Inc.	943,800

		7,303,240

	CHEMICALS — 1.4%
30,000	Ecolab Inc.	957,900

	COMMUNICATIONS & MEDIA — 3.0%
60,000	Time Warner Inc.	1,086,600
30,000	Viacom, Inc. — Class B	990,300

		2,076,900

	COSMETICS & TOILETRIES — 2.0%
10,000	Kimberly-Clark Corporation	595,300
13,500	Procter & Gamble Company	802,710

		1,398,010

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Growth Stock Fund

Shares		Value
	DRUGS -5.1%
15,000	Eli Lilly & Co.	$802,800
65,000	Mylan Laboratories Inc.	1,251,900
60,000	Pfizer, Inc.	1,498,200

		3,552,900

	ENERGY- 7.2%
15,000	BP PLC ADR	1,062,750
15,000	ChevronTexaco Corporation	970,950
25,000	Exxon Mobil Corporation	1,588,500
10,000	Nabors Industries Ltd. *[f]	718,300
8,000	Schlumberger Limited [f]	675,040

		5,015,540

	FOOD, BEVERAGE & TOBACCO - 1.6%
20,000	PepsiCo, Inc.	1,134,200

	HEALTH CARE - 6.4%
20,000	Amgen Inc. *	1,593,400
30,000	Medtronic, Inc.	1,608,600
24,000	Quest Diagnostics Incorporated	1,212,960

		4,414,960

	INSURANCE -3. 9%
20,000	AFLAC Incorporated	906,000
18,750	American International Group, Inc.	1,161,750
15,000	The St. Paul Travelers Companies, Inc.	673,050

		2,740,800

	MEDICAL PRODUCTS - 3.8%
20,000	Biomet, Inc.	694,200
30,000	Boston Scientific Corporation *	701,100
20,000	Johnson & Johnson	1,265,600

		2,660,900

	OIL & GAS EQUIPMENT & SERVICES - 2.4%
30,000	BJ Services Co.	1,079,700
10,000	Transocean Inc. * [f]	613,100

		1,692,800

	RESTAURANTS - 1. 7%
35,000	McDonald’s Corporation	1,172,150

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30,2005 (continued)
Growth Stock Fund

Shares		Value
	RETAIL — GENERAL - 9. 0%
24,000	Best Buy Co., Inc.	$1,044,720
30,000	CVS Corporation	870,300
20,000	Kohl’s Corporation *	1,003,600
25,000	Target Corporation	1,298,250
35,000	Walgreen Co.	1,520,750
12,000	Wal-Mart Stores, Inc.	525,840

		6,263,460

	SOFTWARE - 4.8%
10,000	Cognos, Inc. * [f]	389,300
75,000	Microsoft Corporation	1,929,750
80,000	Oracle Corporation *	991,200

		3,310,250

	SPECIALTY RETAIL - 1.5%
15,500	Coach, Inc. *	486,080
16,000	Michaels Stores, Inc.	528,960

		1,015,040

	TECHNOLOGY -9.7%
50,000	American Power Conversion Corporation	1,295,000
50,000	Cisco Systems, Inc. *	896,500
30,000	Dell Inc. *	1,026,000
45,000	Intel Corporation	1,109,250
15,000	International Business Machines Corporation (IBM)	1,203,300
35,000	Texas Instruments Incorporated	1,186,500

		6,716,550

	TELECOMMUNICATIONS -3.8%
17,142	ADC Telecommunications, Inc. *	391,866
50,000	Nokia OYJ ADR	845,500
30,500	QUALCOMM, Inc.	1,364,875

		2,602,241

	TRAVEL & RECREATION - 5. 0%
15,000	Carnival Corporation [f]	749,700
10,000	Marriott International, Inc. — Class A	630,000
50,000	Southwest Airlines Co.	742,500
55,000	The Walt Disney Company	1,327,150

		3,449,350

	TOTAL COMMON STOCKS (Cost $50,026,71 7)	$68,169,826

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Growth Stock Fund

Shares		Value
	SHORT TERM INVESTMENTS - 1.8%

	INVESTMENT COMPANY - 1.8%
1,240,461	First American Prime Obligations Fund	$1,240,461

	TOTAL SHORT TERM INVESTMENTS (Cost $1,240,461)	$1,240,461

	TOTAL INVESTMENTS (Cost $51,267,178) - 100%	$69,410,287

	Liabilities in Excess of Assets - 0.0%	(8,102)

	TOTAL NET ASSETS - 100.0%	$69,402,185

ADR American Depository Receipt
* Non Income Producing
[f] Foreign
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30,2005
Bond Fund

LONG-TERM INVESTMENTS - 94.9%
CORPORATE BONDS & NOTES - 24.5%

Principal
Amount		Value
	AGRICULTURAL OPERATIONS - 2. 7%
$210,000	Cargill, Incorporated (Acquired 3/26/01, Cost $206,976) 6.150%, 02/25/2008 [r]	$217,095
2,000,000	Cargill, Incorporated (Acquired 12/12/00, Cost $1,943,357) 6.300%, 04/15/2009 [r]	2,099,952

		2,317,047

	ATHLETIC FOOTWEAR -1.2%
1,000,000	Nike, Inc. 5.500%, 08/15/2006	1,009,138

	BANKING & FINANCIAL SERVICES -6.4%
1,000,000	Bank of America Corporation 4.875%, 09/15/2012	1,001,209
500,000	BNP Paribas US MTN LLC 7.000%, 09/28/2020 # **	495,000
500,000	General Motors Acceptance Corporation 4.559%*, 07/16/2007	486,458
1,000,000	The Goldman Sachs Group Inc. 6.600%, 01/15/2012	1,085,460
1,000,000	Lehman Brothers Holdings Inc. 6.250%, 05/1 5/2006	1,010,864
500,000	Rabobank Nederland NV NY 7.000%,* 07/27/2020	488,125
1,000,000	Wells Fargo & Company 5.125%, 09/01/2012	1,012,138

		5,579,254

	CHEMICALS -1.1%
1,000,000	E.I. Du Pont De Nemours 4.125%, 04/30/2010	980,394

	ENERGY- 3.4%
2,000,000	BP Capital Markets Plc [f] 2.750%, 12/29/2006	1,957,516
1,000,000	Duke Energy Corp. 5.375%, 01/01/2009	1,017,460

		2,974,976

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30,2005 (continued)
Bond Fund

Principal
Amount		Value
	FOOD, BEVERAGE & TOBACCO - 1.5%
$1,000,000	Hormel Foods Corporation 6.625%, 06/01/2011	$1,093,426
235,000	PepsiCo, Inc. 5.750%, 01/15/2008	240,890

		1,334,316

	INSURANCE - 3.4%
2,000,000	Berkshire Hathaway Finance Corp. 3.375%, 10/15/2008	1,932,058
1,000,000	The St. Paul Travelers Companies, Inc. 7.370%, 08/20/2007	1,049,178

		2,981,236

	MANUFACTURING - 2.4%
1,000,000	DaimlerChrysler N.A. Holding Corp. 4.750%, 01/15/2008	995,263
1,000,000	Honeywell International, Inc. 7.500%, 03/01/2010	1,113,767

		2,109,030

	PUBLISHING - 1.2%
1,000,000	The Washington Post Company 5.500%, 02/15/2009	1,025,306

	TECHNOLOGY- 1.2%
1,000,000	International Business Machines Corporation (IBM) 4.875%, 10/01/2006	1,004,600

	TOTAL CORPORATE BONDS & NOTES (Cost $21,293,154)	$21,315,297

	U.S. GOVERNMENT AGENCY AND AGENCY-BACKED ISSUES - 51.8%

	Fannie Mae
$1,000,000	2.750%, 05/12/2006 #	$991,052
1,000,000	4.375%, 08/17/2007 #	998,763
1,000,000	4.300%, 0 1/28/2008 #	993,052
1,500,000	6.250%, 02/01/2011	1,604,801
2,000,000	5.250%, 08/01/2012	2,057,606

		6,645,274

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Bond Fund

Principal
Amount		Value
	Federal Home Loan Bank (FHLB)
$ 1,000,000	3.250%, 12/21/2007 **	$995,967
1,000,000	3.500%, 09/23/2009 # **	990,724
1,000,000	3.875%, 06/14/2013	953,780
750,000	6.000%,* 07/09/2018	699,375

		3,639,846

	Federal Home Loan Mortgage Corporation (FHLMC), Participation Certificates
965,059	Pool #B14860, 4.000%, 05/01/2014	938,566
69,628	Pool #E00856, 7.500%, 06/01/2015	73,545
42,662	Pool #G11072, 7.500%, 12/01/2015	45,062
191,715	Pool #E00961, 6.000%, 04/01/2016	197,109
899,389	Pool #E01343, 5.000%, 04/01/2018	897,939
829,506	Pool #B12056, 4.500%, 02/01/2019	813,122
1,292,966	Pool #B12781, 4.000%, 03/01/2019	1,243,772
97,351	Pool #C90290, 7.000%, 08/01/2019	102,081

		4,311,196

	Federal National Mortgage Association (FNMA), Pass-Thru Certificates
131,538	Pool #532561, 8.000%, 05/01/2015	141,082
215,082	Pool #303922, 6.000%, 05/01/2016	220,870
258,119	Pool #545300, 5.500%, 11/01/2016	262,155
1,133,052	Pool #254721, 5.000%, 05/01/2018	1,131,205
655,916	Pool #752031, 5.000%, 10/01/2018	654,847
827,274	Pool #765251, 4.000%, 03/01/2019	796,879
145,572	Pool #211830, 5.750%, 04/01/2023	147,781
59,790	Pool #323380, 6.500%, 10/01/2028	61,770

		3,416,589

	Freddie Mac
1,000,000	4.500%, 02/15/2008 #	999,066
1,500,000	3.000%, 03/27/2009 # **	1,487,148
1,000,000	4.375%, 07/30/2009	984,001
2,000,000	5.875%, 03/21/2011	2,109,346

		5,579,561

	Government National Mortgage Association (GNMA)
230,807	Pool #521580, 7.000%, 11/15/2014	242,450
143,595	Pool #520754, 7.000%, 07/15/2015	150,828
167,600	Pool #520763, 7.000%, 07/15/2015	176,042
153,627	Pool #492995, 6.000%, 11/15/2028	157,631
305,879	Pool #780941, 6.000%, 12/15/2028	313,842
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Bond Fund

Principal
Amount		Value
	Government National Mortgage Association (GNMA) (continued)
$ 49,588	Pool #781029, 6.500%, 05/15/2029	$51,715
240,366	Pool #542643, 6.000%, 03/15/2031	246,351
439,482	Pool #564700, 6.000%, 07/15/2031	450,423
204,280	Pool #564153, 6.500%, 07/15/2031	212,673
123,044	Pool #584332, 7.000%, 08/15/2031	129,448
501,276	Pool #575885, 6.000%, 12/15/2031	513,756
310,131	Pool #552242, 6.500%, 12/15/2031	322,874
114,022	Pool #569421, 7.500%, 05/15/2032	121,105
53,447	Pool #581988, 8.000%, 05/15/2032	57,235
1,363,318	Pool #552966, 5.500%, 12/15/2032	1,377,955
169,065	Pool #602629, 5.500%, 01/15/2033	170,832
230,099	Pool #602637, 5.500%, 02/15/2033	232,504
1,341,616	Pool #592008, 5.000%, 05/15/2033	1,330,154
323,062	Pool #553320, 6.000%, 06/15/2033	331,071
1,430,366	Pool #620461, 5.000%, 08/15/2033	1,418,145
801,036	Pool #581564, 5.000%, 09/15/2033	794,193
1,395,735	Pool #594109, 5.000%, 09/15/2033	1,383,810
625,883	Pool #429780, 5.500%, 12/15/2033	632,424

		10,817,461

	Government National Mortgage Association (GNMA) Adjustable Rate Mortgage (ARM)
445,805	Pool #080546, 4.000%, 10/20/2031	451,091
501,684	Pool #080579, 4.000%, 02/20/2032	504,611
381,885	Pool #080587, 4.500%, 03/20/2032	388,188
92,757	Pool #080589, 4.625%, 03/20/2032	94,046
1,140,969	Pool #080626, 3.500%, 08/20/2032	1,145,699
823,631	Pool #080636, 3.500%, 09/20/2032	830,552
406,031	Pool #080665, 4.625%, 01/20/2033	410,632
839,406	Pool #080675, 4.625%, 02/20/2033	848,913
773,437	Pool #080686, 4.375%, 04/20/2033	775,668
972,300	Pool #080701, 4.375%, 06/20/2033	973,879
740,804	Pool #080704, 4.500%, 06/20/2033	751,156
1,155,747	Pool #080779, 4.125%, 12/20/2033	1,167,494
1,092,554	Pool #080846, 4.500%, 03/20/2034	1,104,670
475,727	Pool #080904, 4.875%, 05/20/2034	483,566
815,764	Pool #080937, 4.875%, 06/20/2034	829,249

		10,759,414

	TOTAL U.S. GOVERNMENT AGENCY AND AGENCY-BACKED ISSUES (Cost $45,242,443)	$45,169,341

See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Bond Fund

	U.S. TREASURY OBLIGATIONS — 10.7%

Principal
Amount		Value
	U.S. Treasury Bonds — 7.3%
$1,000,000	3.875%, 05/15/2009	$989,376
1,000,000	3.625%, 07/15/2009	980,196
1,000,000	5.750%, 08/15/2010	1,066,836
1,000,000	5.000%, 02/15/2011	1,037,149
1,000,000	4.375%, 08/15/2012	1,006,211
500,000	4.000%, 02/15/2014	488,829
600,000	7.500%, 11/15/2016	759,610

		6,328,207

	U.S. Treasury Notes — 3.4%
2,000,000	2.000%, 05/15/2006	1,976,016
1,030,000	2.375%, 08/15/2006	1,015,436

		2,991,452

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,462,654)	$9,319,659

	ASSET BACKED SECURITIES — 0.6%

500,000	CitiFinancial Mortgage Securities, Inc. Series #2003-4, 3.221%, 10/25/2033	495,372

	TOTAL ASSET BACKED SECURITIES (Cost $495,352)	$495,372

	COLLATERALIZED MORTGAGE OBLIGATIONS — 7.3%

1,000,000	Banc of America Commercial Mortgage Inc. Series #2004-1, 4.429%, 11/10/2039	$971,209
580,000	Fannie Mae Series 2003-57, 4.500%, 12/25/2012	578,349
47,637	FNMA Remic Trust 1989-69 — Class G Series 1989-69, 7.600%, 10/25/2019	50,061
1,000,000	FNMA Remic Trust 2005-91 Series 2005-91, 4.500%, 10/25/2020	991,777
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC
SCHEDULE OF INVESTMENTS — September 30, 2005 (continued)
Bond Fund

Principal Amount	COLLATERALIZED MORTGAGE OBLIGATIONS — 7.3% (continued)	Value
$940,458	Freddie Mac Series #2591, 3.000%, 04/15/2021	$931,894
1,000,000	GNMA Remic Trust 2004-76 Series #G2SF55, 5.000%, 04/20/2030	991,952
905,790	JP Morgan Chase Commercial Mortgage Securities Corp. Series #2003LN, 4.134%, 10/15/2037	881,110
1,000,000	Residential Asset Securities Corp. Series #2003-KS4, 3.490%, 02/25/2031	992,362

		6,388,714

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,460,394)	$6,388,714

	TOTAL LONG TERM INVESTMENTS (Cost $82,953,997)	$82,688,383

	SHORT TERM INVESTMENTS — 4.4%
Shares
	INVESTMENT COMPANY — 4.4%

3,828,398	First American Prime Obligations Fund	$3,828,398

	TOTAL SHORT TERM INVESTMENTS (Cost $3,828,398)	3,828,398

	TOTAL INVESTMENTS — 99.3% (Cost $86,782,395)	$86,516,781

	Assets in Excess of Liabilities — 0.7%	611,974

	TOTAL NET ASSETS — 100.00%	$87,128,755

[f]	Foreign

[r]	Restricted under Rule 144A of the Securities Act of 1933. At September 30, 2005 the value of the securities amounted to $2,317,047 or 2.7% of net assets.

#	Callable

*	Variable rate security. The rate listed is as of September 30, 2005.

**	Step-up coupon security. The rate listed is as of September 30, 2005.
See Notes to the Financial Statements

BREMER INVESTMENT FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
For the year ended September 30, 2005
1. ORGANIZATION
Bremer Investment Funds, Inc. (the “Company”) was incorporated on August 26, 1996, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Bremer Growth Stock Fund and the Bremer Bond Fund (the “Funds”) are separate, diversified investment portfolios of the Company. This report contains the information for both portfolios. The assets and liabilities of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which the shareholder owns shares. The Funds commenced operations on January 27, 1997.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles.
a)	Investment Valuation — Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)	Federal Income Taxes — No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to continue to so comply in future years and to distribute all investment company net taxable income and net realized gains to shareholders, if any, at least annually.

c)	Expenses — The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company’s portfolios in proportion to their respective net assets, number of shareholder accounts or net capital share transactions, where applicable.

d)	Distributions to Shareholders — Dividends from net investment income of the Bremer Growth Stock Fund are declared and paid annually. Dividends from net investment income of the Bremer Bond Fund are declared and paid monthly. Distributions of the Funds’ net realized capital gains, if any, will be designated and declared annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition between income, expense and gain items for financial statement purposes.

BREMER INVESTMENT FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
For the year ended September 30, 2005
The tax character of distributions paid during the fiscal year ended September 30, 2005 (adjusted by dividends payable) were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Bremer Growth Stock Fund	$334,231	$—
Bremer Bond Fund	$3,662,585	$10,484
The tax character of distributions paid during the fiscal year ended September 30, 2004 (adjusted by dividends payable) were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Bremer Growth Stock Fund	$112,891	$—
Bremer Bond Fund	$4,013,078	$535,069
As of September 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Bremer Growth	Bremer
	Stock Fund	Bond Fund
Cost of Investments	$51,267,178	$86,782,395

Gross unrealized appreciation	20,663,974	832,799
Gross unrealized depreciation	(2,520,865)	(1,098,413)

Net unrealized appreciation (depreciation)	$18,143,109	$(265,614)

Distributable ordinary income	$210,517	$266,604
Distributable long-term capital gain	—	—

Total distributable earnings	$210,517	$266,604

Other accumulated gains/losses	$(4,239,831)	$(608,274)

Total accumulated earnings*	$14,113,795	$(607,284)

*	The total accumulated earnings for the Bremer Bond Fund differ from the Statement of Assets and Liabilities by the dividends payable of $263,781.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2005 the Bremer Growth Stock Fund had a capital loss carryforward of $4,239,831 expiring in 2011. The Bremer Bond Fund had a capital loss carryforward of $15,811 expiring in 2013.

At September 30, 2005, the Bremer Bond Fund had post-October losses of $592,463.

BREMER INVESTMENT FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
For the year ended September 30, 2005
On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences:

	Unrealized Net	Unrealized Net
	Investment Income	Realized Gain (Loss)	Paid in Capital
Bremer Growth Stock Fund	$329	$—	$(329)
Bremer Bond Fund	$196,719	$(196,125)	$(594)
e)	Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)	Other — Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.
3.	CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Funds for the year ended September, 2005, were as follows:

	Bremer Growth	Bremer
	Stock Fund	Bond Fund
Shares sold	1,056,248	1,261,176
Shares issued to holders in reinvestment of dividends	1,438	4,487
Shares redeemed	(594,324)	(3,008,217)

Net increase/(decrease)	463,362	(1,742,554)

Transactions in shares of the Funds for the year ended September 30, 2004, were as follows:

	Bremer Growth	Bremer
	Stock Fund	Bond Fund
Shares sold	941,904	2,669,388
Shares issued to holders in reinvestment of dividends	761	9,248
Shares redeemed	(1,000,376)	(2,253,437)

Net (decrease)/increase	(57,711)	425,199

BREMER INVESTMENT FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
For the year ended September 30, 2005
4.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the year ended September 30, 2005, were as follows:

	Bremer Growth	Bremer
	Stock Fund	Bond Fund
Purchases:
U.S. Government	$—	$10,219,110
Other	14,482,737	7,448,838

Sales:
U.S. Government	—	24,472,513
Other	7,261,635	9,474,851
5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Funds have entered into an Investment Advisory Agreement with Bremer Trust, N.A. (the “Investment Adviser”), a wholly owned subsidiary of Bremer Financial Corporation. Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.70% as applied to each Funds’ daily net assets. For the year ended September 30, 2005, the Bremer Growth Stock Fund and Bremer Bond Fund paid the Adviser $462,342 and $673,353 respectively, pursuant to the Investment Advisory Agreement.

U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Funds. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Funds.

The Funds have adopted a written plan of distribution (the “Plan”) in accordance with Rule 12b-l under the Investment Company Act of 1940. The Funds have an agreement with Rafferty Capital Markets, LLC to distribute the Funds’ shares. The Plan authorizes the Funds to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of a Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution and marketing expenses in the year incurred. For the year ended September, 2005, $9,187 and $13,695 was incurred pursuant to the distribution agreement by the Bremer Growth Stock Fund and Bremer Bond Fund, respectively.
6.	RELATED PARTIES
Bremer Trust, N.A. clients and Bremer Trust, N.A. affiliated clients held 4,647,220 and 8,682,337 outstanding shares of the Bremer Growth Stock Fund and Bremer Bond Fund, respectively, as of September 30, 2005.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Bremer Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities of Bremer Investment Funds, Inc., comprising the Bremer Growth Stock Fund and the Bremer Bond Fund (the Funds), including the schedules of investments, as of September 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Funds for the year ended September 30, 2001, were audited by other auditors whose report dated October 25, 2001, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that ware appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights to the above present fairly, in all material respects, the financial position of the Funds at September 30, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
November 4, 2005

BREMER INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION (UNAUDITED)
The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. Each Director and Officer holds office until his or her successor is elected or until he or she is removed or resigns. Unless otherwise noted, the address for each Director and Officer is Bremer Investment Funds, Inc., 445 Minnesota St., Suite 2000, Minnesota 55101. The SAI includes additional information about the Funds’ Directors and Officers and is available with out charge by calling 1-800-595-5552.
Interested Directors

			Number of
			Portfolios
	Positions Held with the		Overseen by
Name and Age	Funds	Principal Occupation During Past Five Years	Director	Other Directorships Held
Catherine T.Kelly* Age: 44	Director since January 2003.	Senior Vice President and Financial Services Director of Bremer Financial Corporation since November 2002; Vice President, District Manager of Corporate Banking, President of U.S. Bank Owatonna and various other positions with U.S. Bancorp since 1990.	2	None

David P. Melroe* Age: 57	Director since November 2001.	Treasurer of Bremer Financial Services, Inc. since 1997.	2	None
Independent Directors

			Number of
			Portfolios
	Positions Held with the		Overseen by
Name and Age	Funds	Principal Occupation During Past Five Years	Director	Other Directorships Held
John M. Bishop Lakedale Telephone Company Highway 55 East Annadale, MN 55302 Age: 60	Director since August 1996.	President of Bishop Communications Corp. for more than the past five years.	2	None

Lois Buermann 51697 265th Street Henning, MN 56551 Age: 45	Director since February 2002.	Project Consultant for the Minnesota State Retirement System since September 2004; Manager of Public Equities for the Minnesota State Board of Investment from 1996 to 2004.	2	None

John J. Feda 607 South First Street Marshall, MN 56258 Age: 80	Director since August 1996.	Retired.	2	None

Barbara A. Grachek 416-43 Avenue South St. Cloud, MN 56301 Age: 64	Director since April 1999.	Retired. Associate Vice President for Academic Affairs, St. Cloud State University from 1997 to 2002.	2	None

Susan E. Lester 2105 Irving Avenue South Minneapolis MN 55405 Age: 48	Director since July 2003 and Chairperson of the Board since January 2004	Executive Vice President and Chief Financial Officer for Homeside Lending, Inc. from 2001 to 2002; Executive Vice President and Chief Financial Officer of U.S. Bancorp/First Bank-System from 1995 to 2000.	2	Director, First Community Bancorp Director, VisionShare, Inc. Director, Arctic Cat Inc.

* Interested person of Funds, as defined in the Investment Company Act of 1940 by virtue of his or her employment by the Funds’ Investment Adviser, Bremer Trust, National Association, or its parent, Bremer Financial Corporation.

BREMER INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION (UNAUDITED)
Officers

			Number of
			Portfolios
	Positions Held with the		Overseen by
Name and Age	Funds	Principal Occupation During Past Five Years	Director	Other Directorships Held
Joel Reimers Age: 48	President since January 2004.	Chief Investment Officer of Bremer Trust. National Association since December 2003; Senior Portfolio Manager of Wells Fargo Private Asset Management from January 1998 to December 2003.	2	None

David J. Erickson* Age: 57	Vice President since August 1996.	Vice President/Portfolio Manager of Bremer Trust, National Association since January 1993; Vice President of Investments of North Central Trust Company from September 1997 to January 1993.	2	None

Timothy Murphy* Age: 46	Chief Compliance Officer since October 2004 Secretary since April 2000.	Vice President/Compliance Counsel of Bremer Financial Services, Inc. since January 2003; Compliance Officer of Bremer Trust, National Association from January 2000 to January 2003; Compliance Officer and various other positions with National City Bank of Minneapolis from 1985 to January 2000.	2	None

Richard A. DiNello* Age: 52	Treasurer since August 1996.	Senior Vice President of Bremer Trust, National Association and various other positions with Bremer Trust since July 1986.	2	None

*Interested person of Funds, as defined in the Investment Company Act of 1940 by virtue of his or her employment by the Funds’ Investment Adviser, Bremer Trust, National Association, or its parent, Bremer Financial Corporation.
Compensation
For the fiscal year ended September 30, 2005, the Funds’ independent Directors as a group received aggregate fees of $6,750 from the Bremer Growth Stock Fund and $6,750 from the Bremer Bond Fund. The Funds’ Officers and interested Directors do not receive payments from the Funds.
Shareholder Notification of Federal Tax Status
For the year ended September 30, 2005, 100% of ordinary distributions paid by the Bremer Growth Stock Fund qualify for the dividends received deduction available to corporate shareholders. Shareholders should consult with their tax advisers.
For the year ended September 30, 2005,100% of ordinary distributions paid by the Bremer Growth Stock Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders should consult their tax advisers.

BREMER INVESTMENT FUNDS, INC.
Investment Adviser
Bremer Trust, N.A.
Suite 2000
445 Minnesota Street
St. Paul, MN 55101
Administrator, Dividend Paying Agent,
Shareholders’ Servicing Agent
and Transfer Agent
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI 53202
Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202
Counsel
Briggs and Morgan
2200 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered Public Accounting Firm
Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402
Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530
Directors
John M. Bishop
Lois Buermann
John J. Feda
Barbara A. Grachek
Catherine T. Kelly
Susan E. Lester
David Melroe

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Susan Lester is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services and tax services during the last two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 09/30/2005	FYE 09/30/2004

Audit Fees	$34,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$4,000
All Other Fees	$0	$0
“Audit Fees” relate to professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” relate to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under “Audit Fees.” “Tax Fees” relate to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” relate to products and services provided by the principal accountant, other than the services reported in any other category in the fee table.
All of the services described in the table above were approved in advance by the registrant’s audit committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

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There were no non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment advisor for each of the last two fiscal years of the registrant.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.
(a)	(1) Code of Ethics. Filed herewith
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bremer Investment Funds, Inc.

By (Signature and Title)*	/s/ Joel W. Reimers

Joel W. Reimers, President

Date December 9, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel W. Reimers

Joel W. Reimers, President
(Principal Executive Officer)

Date December 9, 2005

By (Signature and Title)*	/s/ Richard A. DiNello

Richard A. DiNello, Treasurer
(Principal Financial Officer)

Date December 9, 2005

*	Print the name and title of each signing officer under his or her signature.